UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2025

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999

(Address of principal executive offices)			(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Private Placement of Senior Notes

On May 29, 2025, Aflac Incorporated, a Georgia corporation (the “Company”), entered into a Note Purchase Agreement with the purchasers named therein (the “Purchase Agreement”) in connection with the offer and sale in a private placement of an aggregate principal amount of ¥75,100,000,000 of the Company’s yen-denominated senior notes (the “Private Placement Notes”). The Private Placement Notes consist of (a) ¥18,200,000,000 aggregate principal amount of the Company’s 1.990% Senior Notes, Series A, due 2032, (b) ¥38,300,000,000 aggregate principal amount of the Company’s 2.320% Senior Notes, Series B, due 2035, (c) ¥11,600,000,000 aggregate principal amount of the Company’s 2.650% Senior Notes, Series C, due 2040, and (d) ¥7,000,000,000 aggregate principal amount of the Company’s 3.040% Senior Notes, Series D, due 2045.

The Private Placement Notes bear interest on the outstanding principal balance at the stated rates per annum from the date of issuance, payable semiannually on May 29 and November 29 of each year, commencing November 29, 2025, until such principal becomes due and payable. The Private Placement Notes are senior unsecured obligations of the Company and rank at least pari passu in right of payment with all other unsecured senior indebtedness of the Company.

The Purchase Agreement contains customary covenants, events of default, prepayment and other standard terms and conditions, many of which are consistent with terms and conditions of the Company’s other obligations, including under its existing credit facility.

The Company intends to use the net proceeds from the issuance of the Private Placement Notes for general corporate purposes. The Private Placement Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Registered Senior Notes Offering

On June 5, 2025, the Company issued (i) ¥35,000,000,000 aggregate principal amount of 1.726% Senior Notes due 2030 (the “2030 Notes”), (ii) ¥23,400,000,000 aggregate principal amount of 2.003% Senior Notes due 2032 (the “2032 Notes”), (iii) ¥9,500,000,000 aggregate principal amount of 2.369% Senior Notes due 2035 (the “2035 Notes”) and (iv) ¥7,000,000,000 aggregate principal amount of 2.779% Senior Notes due 2040 (the “2040 Notes” and, together with the 2030 Notes, the 2032 Notes and the 2035 Notes, the “Registered Notes”). The Registered Notes were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3ASR (No. 333-281977) (the “Registration Statement”), the prospectus dated September 6, 2024, and the related prospectus supplement dated May 30, 2025. The Company intends to use the net proceeds from the offering of Registered Notes for general corporate purposes.

The sale of the Registered Notes was made pursuant to the terms of an underwriting agreement, dated May 30, 2025 (the “Underwriting Agreement”), by and among the Company and the several underwriters included on Schedule I thereto, for whom Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc. acted as representatives. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The 2030 Notes bear interest at the rate of 1.726% per annum from and including their date of issuance to, but excluding, October 18, 2030, or early redemption. The 2032 Notes bear interest at the rate of 2.003% per annum from and including their date of issuance to, but excluding, December 14, 2032, or early redemption. The 2035 Notes bear interest at the rate of 2.369% per annum from and including their date of issuance to, but excluding, June 5, 2035, or early redemption. The 2040 Notes bear interest at the rate of 2.779% per annum from and including their date of issuance to, but excluding, June 5, 2040, or early redemption. Interest on the Registered Notes is payable semi-annually in arrears on June 5 and December 5 each year, beginning on December 5, 2025, except that the final interest payment dates, in the case of the 2030 Notes and the 2032 Notes, shall be the respective maturity dates of the 2030 Notes (short last coupon) and the 2032 Notes (long last coupon). On or after the date that is three months, in the case of the 2030 Notes and the 2032 Notes, and six months, in the case of the 2035 Notes and the 2040 Notes, prior to their respective maturity date, the applicable series of Registered Notes will be redeemable in whole or in part from time to time, at the sole option of the Company, at a redemption price equal to 100% of the aggregate principal amount of the applicable series of Registered Notes to be redeemed plus accrued and unpaid interest on the principal amount of the Registered Notes to be redeemed, if any, to, but not including, the redemption date.

The Registered Notes are general unsecured obligations and rank equally in right of payment with any of the Company’s existing and future unsecured senior indebtedness. The Registered Notes were issued under an indenture, dated as of May 21, 2009 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by (i) a forty-first supplemental indenture, dated as of June 5, 2025 (the “Forty-First Supplemental Indenture”), between the Company and the Trustee, in the case of the 2030 Notes, (ii) a forty-second supplemental indenture, dated as of June 5, 2025 (the “Forty-Second Supplemental Indenture”), between the Company and the Trustee, in the case of the 2032 Notes, (iii) a forty-third supplemental indenture, dated as of June 5, 2025 (the “Forty-Third Supplemental Indenture”), between the Company and the Trustee, in the case of the 2035 Notes, and (iv) a forty-fourth supplemental indenture, dated as of June 5, 2025 (the “Forty-Fourth Supplemental Indenture”), between the Company and the Trustee, in the case of the 2040 Notes. As used herein, the term “Indenture” means the Base Indenture as supplemented by, (1) in the case of the 2030 Notes, the Forty-First Supplemental Indenture, (2) in the case of the 2032 Notes, the Forty-Second Supplemental Indenture, (3) in the case of the 2035 Notes, the Forty-Third Supplemental Indenture and, (4) in the case of the 2040 Notes, the Forty-Fourth Supplemental Indenture. The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The description of the Indenture set forth above is qualified in its entirety by reference to the full text of each of the Base Indenture, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 21, 2009, and the Forty-First Supplemental Indenture (including the form of 2030 Notes included therein), a copy of which is attached hereto as Exhibit 4.1, the Forty-Second Supplemental Indenture (including the form of 2032 Notes included therein), a copy of which is attached hereto as Exhibit 4.2, the Forty-Third Supplemental Indenture (including the form of 2035 Notes included therein), a copy of which is attached hereto as Exhibit 4.3 and the Forty-Fourth Supplemental Indenture (including the form of 2040 Notes included therein), a copy of which is attached hereto as Exhibit 4.4, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 30, 2025, between Aflac Incorporated and the several underwriters named in Schedule I thereto, for whom Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc. acted as representatives.

4.1	Forty-First Supplemental Indenture, dated as of June 5, 2025, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 1.726% Senior Note due 2030).

4.2	Forty-Second Supplemental Indenture, dated as of June 5, 2025, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.003% Senior Note due 2032).

4.3	Forty-Third Supplemental Indenture, dated as of June 5, 2005, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.369% Senior Note due 2035).

4.4	Forty-Fourth Supplemental Indenture, dated as of June 5, 2005, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.779% Senior Note due 2040).

5.1	Opinion of Audrey Boone Tillman, Esq., Senior Executive Vice President and General Counsel of the Company, regarding the validity of the Registered Notes.

5.2	Opinion of Sidley Austin LLP, regarding the validity of the Registered Notes.

23.1	Consent of Audrey Boone Tillman, Esq. (included as part of Exhibit 5.1 hereto).

23.2	Consent of Sidley Austin LLP (included as part of Exhibit 5.2 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

June 5, 2025	/s/ Robin L. Blackmon
Robin L. Blackmon
Senior Vice President, Financial Services
Chief Accounting Officer